UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2020

Hi-Crush Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35630	90-0840530
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

1330 Post Oak Blvd., Suite 600

Houston, Texas 77056

(Address of Principal Executive Offices and Zip Code)

(713) 980-6200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following (See General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	HCR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01	Regulation FD Disclosure.

Cleansing Materials

As previously reported, on July 12, 2020 Hi-Crush Inc. (the “Company”) and each of its direct and indirect wholly-owned subsidiaries commenced voluntary cases (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code. Prior to July 12, 2020, the Company engaged in negotiations (the “Negotiations”) with certain of its creditors and other third parties regarding a possible transaction in respect of the Company’s indebtedness. In connection with the Negotiations, the Company provided certain such creditors and third parties certain confidential and proprietary information regarding the Company. The Negotiations have concluded. In connection with the Negotiations, the Company agreed with certain such creditors to provide certain information publicly and is making the disclosures in this Item 7.01 and attached as Exhibit 99.1 to this report in accordance with such agreements.

The information contained in this Item 7.01, including in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.

Preliminary Financial Data and Financial Projections

The information in Exhibit 99.1 includes certain unaudited financial data that is preliminary and may change, including for all periods presented. The preparation of such preliminary financial data required the Company’s management to make estimates and assumptions that affected such financial data. This preliminary financial data should not be viewed as a substitute for full interim and annual financial statements that have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and have been reviewed and/or audited by the Company’s auditors. The information in Exhibit 99.1 also includes certain financial projections that were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission (the “SEC”) or the guidelines established by the American Institute of Certified Public Accountants regarding projections. While presented with numerical specificity, the financial projections are approximations based upon a variety of estimates and assumptions subject to significant business, economic, and competitive uncertainties and contingencies, many of which are beyond the Company’s control. Actual results may vary materially from those presented. The financial projections have not been audited and are not presented in accordance with GAAP. The inclusion of the financial projections should not be regarded as an indication that the Company considers the financial projections to be a reliable prediction of future events, and the financial projections should not be relied upon as such. The Company does not undertake any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error. As a result of the foregoing considerations and other limitations, including those described below under “Forward-Looking Statements,” you are cautioned not to place undue reliance on the financial data included in Exhibit 99.1.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements give our current expectations, and contain projections of results of operations or of financial condition, or forecasts of future events. Words such as

“will,” “may,” “should,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “hope,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” “likely,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in the Company’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described under Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and any subsequently filed Form 10-Q or Form 8-K. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward looking statements include: the ability to confirm and consummate a plan of reorganization in accordance with the terms agreed upon; risks attendant to the bankruptcy process, including our ability to obtain approvals of the applicable bankruptcy court (“Bankruptcy Court”) with respect to motions filed in the Chapter 11 Cases, the outcomes of Bankruptcy Court rulings and the Chapter 11 Cases in general and the length of time that we may be required to operate in bankruptcy; the effectiveness of the overall restructuring activities pursuant to the Chapter 11 Cases and any additional strategies that we may employ to address our liquidity and capital resources; the actions and decisions of creditors, regulators and other third parties that have an interest in the Chapter 11 Cases, which may interfere with the ability to confirm and consummate a plan of reorganization; restrictions on us due to the terms of any debtor-in-possession credit facility that we will enter into in connection with the Chapter 11 Cases and restrictions imposed by the Bankruptcy Court; and the other factors listed in our reports filed with the SEC from time to time. All forward-looking statements are expressly qualified in their entirety by this cautionary note. The Company’s forward-looking statements speak only as of the date made and the Company undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Exhibit Description

99.1	Hi-Crush Inc. - Presentation

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Hi-Crush Inc.

Date: July 13, 2020	By:	/s/ J. Philip McCormick, Jr.
J. Philip McCormick, Jr.
Chief Financial Officer

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